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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Getty Realty Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  [GETTY LOGO]

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 2003
--------------------------------------------------------------------------------

To the Stockholders of
  GETTY REALTY CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Getty Realty Corp. will be held at 270 Park Avenue, 11th Floor, New York, New York, on May 15, 2003 at 3:30 p.m., for the following purposes:

     (1) To elect a Board of five directors to hold office for the ensuing year or until the election and qualification of their respective successors.

     (2) To ratify the appointment of PricewaterhouseCoopers L.L.P. as our independent auditors for the fiscal year ending December 31, 2003.

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at this meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Whether or not you expect to attend, please promptly vote, sign, date and return the enclosed proxy instruction card in the enclosed U.S. postage-paid envelope. This will ensure that your shares are voted in accordance with your wishes and that a quorum will be present. Even though you have returned your proxy card, you may withdraw your proxy at any time prior to its use and vote in person at the meeting should you so desire.

                                        By Order of the Board of Directors,

                                   /s/ Randi Young Filip

                                        RANDI YOUNG FILIP
                                        Vice President, General Counsel and
                                        Corporate Secretary

Jericho, New York
April 4, 2003

--------------------------------------------------------------------------------

PLEASE NOTE--IF YOU DO NOT PLAN TO ATTEND THE MEETING, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

                               GETTY REALTY CORP.
            125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753

--------------------------------------------------------------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Getty Realty Corp. (hereinafter called the "Company" or "Getty"), to be voted at the Annual Meeting of Stockholders to be held at 270 Park Avenue, 11th Floor, New York, New York, on May 15, 2003 at 3:30 p.m., and at any adjournments thereof, for the purpose of electing a Board of Directors, ratifying the appointment of independent auditors and transacting such other business as may properly come before the meeting.

     On the March 21, 2003 record date for securities entitled to vote at the meeting, 21,442,339 shares of Getty Common Stock and 2,865,768 shares of Getty Preferred Stock (described below) were outstanding. Each outstanding common share is entitled to one vote and each outstanding preferred share is entitled to 1.1312 votes. The common and preferred shares vote together as a single class. In order to constitute a quorum at the meeting, there must be present or voting by proxy, holders of common and preferred shares holding a majority of the outstanding common shares (including common shares issuable upon conversion of the Getty Preferred Stock). In conformity with Maryland law, shares abstaining from voting or not voted on certain matters will not be treated as votes cast with respect to those matters and, therefore, will not affect the outcome of any such matter.

     This Proxy Statement and form of proxy will be sent to stockholders in an initial mailing on or about April 4, 2003. We must receive stockholder proposals that are intended to be presented at the 2004 annual meeting no earlier than February 14, 2004 and no later than March 16, 2004, in accordance with our by-laws. Stockholder proposals to be considered for inclusion in next year's proxy statement must be received by December 5, 2003.

                                    GENERAL

     The Company was incorporated in Maryland on December 23, 1997 in order to acquire Power Test Investors Limited Partnership ("PTI"), which occurred on January 30, 1998 (the "Merger"). As a result of the Merger, each share of common stock of Getty Realty Corp., a Delaware corporation formerly known as Getty Petroleum Corp. ("Old Getty"), was converted into the right to receive one share of common stock of the Company ("Getty Common Stock") and PTI unitholders received shares of the Company's Series A Participating Convertible Redeemable Preferred Stock ("Getty Preferred Stock"). When we refer to the Company prior to January 30, 1998, we mean Old Getty.

     In December 2000, we changed our fiscal year from a January 31 to a December 31 year end. Information for the fiscal year ended December 31, 2000 is for the eleven month period from February 1 to December 31, 2000.

                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting for a term of one year or until their respective successors are elected and qualified. Election of the directors requires the plurality vote of the holders of a majority of the shares present in person or represented by proxy at the meeting.

     You may use the enclosed proxy to cast your votes for the election of the nominees named in the table below. In the event that any of the nominees should become unable or unwilling to serve as a director, we intend to vote your proxy for the election of the person, if any, that is designated by the Board of Directors. The persons nominated for election as directors are as follows:

           NAME--AGE                               OFFICES HELD IN GETTY AND/OR
   SERVED AS DIRECTOR SINCE                  PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
-----------------------------------------------------------------------------------------------
Milton Cooper--74                  Chairman of the Board of Kimco Realty Corporation, a real
May 1971                           estate investment trust, for more than five years. Director,
                                   Secretary and Assistant Treasurer of CLS General Partnership
                                   Corp.; Director of Blue Ridge Real Estate/Big Boulder
                                   Corporation, a real estate management and land development firm; and a Trustee of MassMutual Corporate Investors and
                                   MassMutual Participation Investors.
Philip E. Coviello--60             Partner of Latham & Watkins LLP, an international law firm,
June 1996                          for more than five years. Latham & Watkins LLP has performed legal services for the Company for many years.
Leo Liebowitz--75                  President and Chief Executive Officer of Getty. Served as
May 1971                           Chairman, Chief Executive Officer and Director of Getty
                                   Petroleum Marketing Inc. ("Marketing") until December 11,
                                   2000. Director, President and Treasurer of CLS General
                                   Partnership Corp. He is also a director of the Regional
                                   Banking Advisory Board of J. P. Morgan Chase & Co.
Howard Safenowitz--44              Senior Vice President, Business Affairs of Buena Vista
December 1998                      Motion Pictures and prior thereto December 1998 Vice
                                   President, Business Affairs of Walt Disney Pictures and
                                   Television for more than five years. Served as Director of
                                   Marketing from until December 11, 2000.
Warren G. Wintrub--69              Retired Partner, former member of the Executive Committee
June 1993                          and former Chairman of the Retirement Committee of Coopers &
                                   Lybrand, an international professional services
                                   organization, for more than five years prior to his
                                   retirement in January 1992. Director of Chromcraft
                                   Revington, Inc., Carey Institutional Properties, Inc.,
                                   Corporate Property Associates 14 Inc. and Corporate Property
                                   Associates 15 Inc.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     The following table sets forth the beneficial ownership of Getty Common Stock and Getty Preferred Stock as of February 14, 2003, of (i) each person who is a beneficial owner of more than 5% of the outstanding shares of Getty Common Stock or Getty Preferred Stock, (ii) each director, (iii) the Named Executive Officers (as defined below), and (iv) all directors and executive officers as a group. The number of shares column includes shares as to which voting power and/or investment power may be acquired within 60 days (such as upon exercise of outstanding stock options) because such shares are deemed to be beneficially owned under the rules of the Securities and Exchange Commission.

                                      SHARES OF            APPROXIMATE           SHARES OF            APPROXIMATE
                                     COMMON STOCK      PERCENT OF CLASS(1)    PREFERRED STOCK     PERCENT OF CLASS(1)
                                  BENEFICIALLY OWNED      COMMON STOCK       BENEFICIALLY OWNED     PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------
Milton Cooper                         1,054,433(2)             4.9%                219,711(3)             7.7%
Director
c/o Kimco Realty Corporation
3333 New Hyde Park Road
New York, NY 11042
Philip E. Coviello                       58,984(4)          *                           --                  --
Director
Leo Liebowitz                         2,380,277(5)            11.1%                555,331(6)            19.4%
Director, President and Chief
Executive Officer
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Howard Safenowitz                     2,282,601(7)            10.6%                369,726(8)            12.9%
Director
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Warren Wintrub                           70,999(4)          *                           --                  --
Director
Randi Young Filip                         7,680(9)          *                           --                  --
Vice President, General Counsel
and Corporate Secretary
Kevin C. Shea                            19,521(9)          *                           --                  --
Vice President
Thomas Stirnweis                          4,138(9)          *                           --                  --
Corporate Controller and
Treasurer
Directors and Executive Officers      5,878,633               27.3%              1,144,768               39.9%
as a group (8 persons)

                                      SHARES OF            APPROXIMATE           SHARES OF            APPROXIMATE
                                     COMMON STOCK      PERCENT OF CLASS(1)    PREFERRED STOCK     PERCENT OF CLASS(1)
                                  BENEFICIALLY OWNED      COMMON STOCK       BENEFICIALLY OWNED     PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------
Safenowitz Partners, LP               1,510,801(10)            7.0%                289,156(10)           10.1%
c/o Howard Safenowitz
President of Safenowitz Family
Corp., general partner
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
CLS General Partnership Corp.                --                  --                665,760(11)           23.2%
c/o Leo Liebowitz, President
125 Jericho Turnpike
Suite 103
Jericho, NY 11753

-------------------------
  * Total shares beneficially owned constitute less than one percent of the outstanding shares.

 (1) The percentage is determined by dividing the number of shares shown by the aggregate number of shares outstanding and shares which may be acquired within 60 days.

 (2) Includes 10,311 shares held in a partnership of which Mr. Cooper is a partner, 2,013 shares held by his wife as to which he disclaims beneficial ownership, 2,421 shares held in a qualified pension plan for the benefit of Mr. Cooper, 169,000 shares held by a charitable foundation and 20,221 shares held in Getty's Retirement (401(k)) and Profit Sharing Plan.

 (3) Includes 4,321 shares held by a retirement fund of which Mr. Cooper is a beneficiary, 17,820 shares held by a charitable foundation of which he is the president and 118,505 shares held by CLS General Partnership Corp. Excludes 56,157 shares held by Mr. Cooper's wife and 14,720 shares held by his children and grandchildren, as to which he disclaims beneficial ownership.

 (4) Includes with respect to Messrs. Coviello and Wintrub, options covering 39,328 and 45,615 shares, respectively, that are presently exercisable or will become exercisable within 60 days.

 (5) Includes 218,437 shares held by Mr. Liebowitz' wife as to which he disclaims beneficial ownership, 40,724 shares held by a charitable foundation, 10,000 shares held by a grantor retained annuity trust ("GRAT") as to which he disclaims beneficial ownership, 10,000 shares held by his spouse's GRAT as to which he disclaims beneficial ownership and 45,796 shares held in Getty's Retirement (401(k)) and Profit Sharing Plan.

 (6) Includes 75,306 shares held by Mr. Liebowitz' wife and 274,892 shares held by CLS General Partnership Corp. Excludes 225,515 shares held by his children, as to which he disclaims beneficial ownership.

 (7) Includes 23,479 shares held as custodian for three minor children, 98,238 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 12/13/94 (of which Mr. Safenowitz is a co-trustee and as to which he has no beneficial interest), 515,000 shares held by The Safenowitz Family Partnership, LP and 1,510,801 shares held by Safenowitz Partners, LP (as to which in each case he is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein), and 11,523 shares held by Mr. Safenowitz' wife (as to which he disclaims beneficial ownership). Also includes options covering 8,000 shares that are presently exercisable or will become exercisable within 60 days.

 (8) Includes 289,156 shares held by Safenowitz Partners, LP (of which Mr. Safenowitz is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein), 26,136 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 12/13/94 (of which he is a co-trustee and as to which he has no beneficial interest) and 11,000 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 4/13/00 (of which he is trustee and as to which he has no beneficial interest).

 (9) Includes with respect to Ms. Filip and Messrs. Shea and Stirnweis, options covering 2,500, 15,402 and 2,500 shares, respectively, that are presently exercisable or will become exercisable within 60 days.

(10) Safenowitz Partners, LP is separate and distinct from The Safenowitz Family Partnership, LP referred to in Note 7 above. These shares also are included in the total number of shares attributable to Howard Safenowitz as set forth in the table above and further described in Notes 7 and 8.

(11) The shareholders of CLS General Partnership Corp. are Leo Liebowitz (41.29%), Milton Cooper (17.80%) and Marilyn Safenowitz, Trustee of the Non-Exempt Marital Trust created under the Milton Safenowitz Revocable Trust u/a/d 2/6/97 (40.91%).

             DIRECTORS' MEETINGS, COMMITTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 2002, the Board of Directors held four regular meetings and one telephonic special meeting. Each director attended all of the meetings of the Board of Directors and of the Committees of the Board on which the director served.

     The Board of Directors has an Audit Committee, a Nominating Committee and a Compensation and Stock Option Committee, the membership and functions of which are described below.

     The Audit Committee, consisting of Messrs. Coviello (Chairman), Cooper and Wintrub, met formally twice last year. The Committee selects the firm of independent public accountants that audits the consolidated financial statements of Getty and its subsidiaries, discusses the scope and the results of the audit with the accountants and discusses Getty's financial accounting and reporting principles as well as the adoption of new accounting pronouncements. The Committee also examines and discusses the adequacy of Getty's financial controls with the accountants and with management. In addition to the formal meetings, the Audit Committee Chairman and one or more of the other Audit Committee members meet telephonically, at least quarterly, to review the Company's annual and quarterly reports and other reports, as appropriate, prior to their filing with the Securities and Exchange Commission.

     The Nominating Committee, consisting of Messrs. Liebowitz (Chairman), Cooper, Coviello and Safenowitz, met one time last year. The Committee recommends candidates to the Board for election as officers. The Committee recommends nominees for election to the Board and reviews the role, composition and structure of the Board and its committees. The Committee will consider nominees recommended by shareholders upon submission in writing to the Secretary, in accordance with the provisions of our Bylaws, together with the nominee's qualifications for service as a director.

     The Compensation and Stock Option Committee (the "Compensation Committee"), which twice last year, consists of Messrs. Wintrub (Chairman), Cooper, Liebowitz and Safenowitz. The Compensation Committee administers Getty's bonus plan, Supplemental Retirement Plan and 1998 Stock Option Plan, and reviews the compensation of the directors and officers of Getty.

DIRECTORS' COMPENSATION

     Directors receive annual retainer fees of $12,000, and committee and board meeting fees of $1,000 for each meeting attended, except for telephonic meetings for which the fee is $500. The Chairman of the Audit Committee receives $1,500 for each committee meeting, except for telephonic meetings for which he receives $750. Directors who are employees of Getty do not receive retainers or board meeting fees. Messrs. Coviello, Safenowitz and Wintrub have received options under Getty's stock option plan.

EXECUTIVE OFFICERS

     Other than Mr. Liebowitz, the executive officers during fiscal 2002 were Randi Young Filip, age 42, Vice President and General Counsel of Getty since 2001 and Corporate Secretary of Getty since 1997; Kevin C. Shea, age 43, Vice President of Getty since 2001; and Thomas Stirnweis, age 44, Corporate Controller and Treasurer of Getty since 2001. Management is not aware of any family relationships between any of its directors or executive officers.

                                  COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide information about executive compensation.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information about the compensation of the Chief Executive Officer and each of the other Executive Officers of Getty (the "Named Executive Officers") for services in all capacities to Getty and its subsidiaries during the periods indicated.

                                                                                      LONG TERM COMPENSATION
                                                  ANNUAL COMPENSATION         RESTRICTED   SECURITIES
                                                               OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
 NAME AND PRINCIPAL                         SALARY    BONUS    COMPENSATION     AWARDS      OPTIONS     COMPENSATION
      POSITION         FISCAL YEAR ENDED      ($)      ($)        ($)(1)         ($)          (#)          ($)(2)
--------------------------------------------------------------------------------------------------------------------
Leo Liebowitz          December 31, 2002    341,033      -0-                                              119,844
Director,              December 31, 2001    331,100   75,000                                              110,351
President and Chief    December 31, 2000(3) 305,631      -0-                                               36,338
Executive Officer
Randi Young Filip      December 31, 2002    128,605   45,000                                 10,000        19,532
Vice President,
General                December 31, 2001    124,273   45,000                                 10,000        18,289
Counsel and Corporate  December 31, 2000(3)  95,377   40,000                                 10,000         6,376
Secretary
Kevin C. Shea          December 31, 2002    117,290   60,000                                 10,000        19,654
Vice President         December 31, 2001    113,149   60,000                                 10,000        17,224
                       December 31, 2000(3)  95,204   40,000                                 10,000         6,702
Thomas Stirnweis       December 31, 2002    128,605   50,000                                 10,000        20,657
Corporate Controller   December 31, 2001(4) 120,673   50,000                                 10,000        16,618
and Treasurer

-------------------------
(1) None of the Named Executive Officers received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10% of the officer's salary and bonus.
(2) All other compensation includes Company contributions to the defined contribution retirement profit sharing plan, matching contributions under Getty's 401(k) savings plan, Getty contributions to the Supplemental Retirement Plan for executives and life insurance premiums as set forth in the following table.

                                                   DEFINED         COMPANY     SUPPLEMENTAL
                                                CONTRIBUTION        MATCH       RETIREMENT        LIFE
                           FISCAL YEAR ENDED   RETIREMENT PLAN   401(K) PLAN       PLAN       INSURANCE(5)
----------------------------------------------------------------------------------------------------------
Leo Liebowitz              December 31, 2002       $3,151          $   --        $39,452        $77,241(6)
                           December 31, 2001        2,596              --         30,514         77,241(6)
                           December 31, 2000(3)      2,638             --         31,500          2,200
Randi Young Filip          December 31, 2002        2,627           3,861         11,181          1,863
                           December 31, 2001        2,544           3,728         10,154          1,863
                           December 31, 2000(3)      1,703          3,094          7,528          1,579
Kevin C. Shea              December 31, 2002        2,700           3,513         11,578          1,863
                           December 31, 2001        2,286           3,420          9,655          1,863
                           December 31, 2000(3)      2,038          3,087          8,875          1,577
Thomas Stirnweis           December 31, 2002        2,727           3,858         11,940          2,132
                           December 31, 2001(4)      1,752          3,620          9,176          2,070

(3) Due to a change in our fiscal year end, the Fiscal Year Ended December 31, 2000 is an eleven month period.

(4) Mr. Stirnweis became an employee of the Company on January 1, 2001.

(5) All life insurance policy premiums relate to term life insurance policies unless otherwise noted.

(6) Includes a $75,626 fixed annual premium for a 10-year universal life insurance policy owned by Mr. Liebowitz. Mr. Liebowitz reimburses the Company for 75% of the fixed premium.

                          OTHER EXECUTIVE COMPENSATION

     In December 1994, we entered into agreements (collectively, the "Change of Control Agreements") with non-director officers and certain key employees in which Getty agreed (i) to make payments under certain circumstances upon a "change of control" of Getty, and (ii) that all Getty stock options granted to such officer or key employee would immediately vest. In March 1996, we amended the Change of Control Agreements to treat a spinoff or similar transaction involving a substantial portion of Getty's marketing or real estate business or assets as a "change of control". Accordingly, a "change of control" for purposes of the Change of Control Agreements occurred on March 21, 1997, when Marketing was spun off to Getty shareholders. On April 8, 1997, we formally confirmed to each covered employee our obligations under the Change of Control Agreements, including a minimum guaranteed annual compensation (the "Guaranteed Salary"). On March 9, 1998, we further amended the Change of Control Agreements to provide that in the event of the termination of an officer or covered employee by Getty for other than cause or by either party following the assignment to such officer or covered employee of materially less favorable job responsibilities or duties, for the 24-month period after the date of termination for officers and a 12-month period after the date of termination for covered employees, Getty will make payments to each such individual over the applicable period at an annual rate of not less than the Guaranteed Salary, reduced by the amount of compensation, if any, the officer or key employee receives from any other employer during the covered period. In addition, Getty will continue to pay at least the Guaranteed Salary to each covered employee as long as he or she remains a Getty employee. Ms. Young Filip and Mr. Stirnweis are currently covered by these arrangements with a 12-month benefit period.

                                 STOCK OPTIONS

     The following table sets forth additional information as to the Named Executive Officers with respect to stock options granted during the fiscal year ended December 31, 2002, including the potential realizable value from the stock options, assuming they are exercised at the end of the option term and assuming 5% and 10% annual rates of stock price appreciation during the option term.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE VALUE
                       NUMBER OF SHARES   % OF TOTAL OPTIONS                               AT ASSUMED ANNUAL RATES
                       OF COMMON STOCK        GRANTED TO                                        OF STOCK PRICE
                          UNDERLYING         EMPLOYEES IN      EXERCISE OR                     APPRECIATION FOR
                           OPTIONS        FISCAL YEAR ENDED    BASE PRICE    EXPIRATION         OPTION TERM(1)
NAME                     GRANTED (#)           12-31-02         ($/SHARE)       DATE        5% ($)         10% ($)
--------------------------------------------------------------------------------------------------------------------
Leo Liebowitz                   --                 --                --             --          --              --
Randi Young Filip           10,000              14.4%             18.30       11/12/12     115,200         291,700
Kevin C. Shea               10,000              14.4%             18.30       11/12/12     115,200         291,700
Thomas Stirnweis            10,000              14.4%             18.30       11/12/12     115,200         291,700

-------------------------
(1) The dollar amounts under the potential realizable value column are the result of calculations of assumed annual compound rates of appreciation over the ten-year life of the options, in accordance with the rules of the SEC, and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock. The actual value, if any, an executive may realize will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on unknown or volatile factors. If the price of Getty Common Stock appreciates, the value of Getty Common Stock held by the Company's stockholders will also increase. For example, the aggregate market value of Getty Common Stock on December 31, 2002 was approximately $406,332,000, based upon the market price on that date. If the share price of Getty's Common Stock increases by 5% per year, the aggregate market value on December 31, 2012 of the same number of shares would be approximately $661,871,000. If the price of Getty's Common Stock increases by 10% per year, the aggregate market value on December 31, 2012 would be approximately $1,053,919,000.

     The following table provides information as to options exercised by each of the Named Executive Officers of Getty during the fiscal year ended December 31, 2002 and the value of options held by such officers at year end measured in terms of the closing price of Getty Common Stock on December 31, 2002.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                                VALUE OF UNEXERCISED
                                                                   NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                                                               OPTIONS AT FISCAL YEAR END(#)    AT FISCAL YEAR END($)
                             SHARES ACQUIRED       VALUE               EXERCISABLE/                 EXERCISABLE/
          NAME               ON EXERCISE(#)     REALIZED($)            UNEXERCISABLE                UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
Leo Liebowitz                      --               --                  --                             --
Randi Young Filip                  --               --                  2,500/17,500                 7,000/27,500
Kevin C. Shea                      --               --                 15,402/23,500                44,123/57,575
Thomas Stirnweis                   --               --                  2,500/17,500                 7,000/27,500

STOCK OPTION PLAN

     Our 1998 Stock Option Plan, as amended (the "Stock Option Plan"), which has been approved by our stockholders, authorizes the grant of long-term incentive share awards in the form of options ("Options") to purchase shares of Getty Common Stock to directors, officers and other key employees of Getty and its subsidiaries. The Stock Option Plan is administered by the Compensation Committee. The maximum number of shares which may be the subject of outstanding Options under the Stock Option Plan is 1,100,000, subject to adjustments for stock dividends and stock splits. As of December 31, 2002, 324,798 shares of Getty Common Stock were issuable upon the exercise of Options outstanding under the Stock Option Plan. No grants may be made under the Stock Option Plan after January 30, 2008. The number of remaining shares available for grant under the Stock Option Plan was 662,580 as of March 15, 2003.

     The recipients, terms (including price and exercise period) and type of Option to be granted under the Stock Option Plan are determined by the Compensation Committee; however, the Option price per share under the Stock Option Plan generally must be at least equal to the fair market value of a share of Getty Common Stock (110% of that amount in the case of Incentive Stock Options granted to any individual who owns stock representing more than 10% of the voting power of Getty Common Stock) on the date the Option is granted. Subject to certain limitations, Options granted under the Stock Option Plan may be either Incentive Stock Options (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")) or Non-Qualified Stock Options. With certain limited exceptions, Options may not be exercised for a period of twelve months following the grant of the Option and are exercisable in installments as specified in the Stock Option Plan or the terms of each Option. The exercise period of an Option may not extend more than 10 years beyond its grant date.

     The following chart presents information regarding Getty's equity compensation plans:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                   ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS                 RIGHTS               REFLECTED IN COLUMN(A))
        PLAN CATEGORY                        (A)                           (B)                          (C)
----------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans
  approved by shareholders                 324,798                       $19.05                       662,580
Equity Compensation Plans not
  approved by shareholders                    None                          N/A                           N/A
Total                                      324,798                                                    662,580

RETIREMENT PLANS

     Getty has a retirement profit-sharing plan with deferred 401(k) savings plan provisions (the "Retirement Plan") for employees meeting certain service requirements. Under the terms of the Retirement Plan, the annual discretionary contribution portion of the Retirement Plan is determined by the Board of Directors. For the 401(k) portion of the Retirement Plan, the Board of Directors has elected to contribute to the Retirement Plan for each participating employee an amount equal to 50% of the employee's contribution to the Retirement Plan, but in no event more than 3% of the employee's compensation.

     Getty also has a Supplemental Retirement Plan for Executives (the "Supplemental Plan"). Under the Supplemental Plan, which is not qualified for purposes of Section 401(a) of the Code, a participating executive may receive in his trust account an amount equal to 10% of his compensation, reduced by the amount of any contributions allocated to the executive under the Retirement Plan. The amounts paid to the trustee under the Supplemental Plan may be used to satisfy claims of general creditors in the event of Getty's or any of its subsidiaries' bankruptcy. The trustee may not cause the Supplemental Plan to be other than "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended. An executive's account vests in the same manner as under the Retirement Plan and is paid upon termination of employment. Under the Supplemental Plan, during any fiscal year the Board of Directors may elect not to make any payment to the account of any or all executives.

     Pursuant to a long-standing arrangement, in the event of the death of Mr. Liebowitz, benefits in an amount equal to twelve months' salary will be paid to his estate. In the event of termination of Mr. Liebowitz' employment due to illness or incapacity for a period of one year or longer, benefits equal to twenty-four months' salary will be payable to Mr. Liebowitz.

     Mr. Liebowitz receives an annual pension of $3,500 from a subsidiary's defined benefit retirement plan which was terminated effective October 1, 1985.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Cooper, Liebowitz, Safenowitz and Wintrub. Mr. Liebowitz is President and Chief Executive Officer. Mr. Cooper was a vice president of Getty until June 1992.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

To Our Stockholders:

     This report addresses our compensation policies with respect to the compensation of the Chief Executive Officer and the other executive officers during fiscal 2002. The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") is responsible for setting the policies which govern base salary compensation, bonuses, the Retirement Plan, the Supplemental Retirement Plan, and the Stock Option Plan, and for determining amounts payable under these plans.

     Compensation of Getty's executive officers (with the exception of the Chief Executive Officer) is recommended by the Chief Executive Officer to the Compensation Committee and is discussed, reviewed and approved by the full Board of Directors. The compensation of the Chief Executive Officer is also discussed, reviewed and approved by the full Board of Directors.

EXECUTIVE OFFICER COMPENSATION

     Getty's compensation program for executive officers is designed to provide each officer with a total compensation package competitive with amounts paid for similar positions in similar companies. With its objective being to attract and retain capable people, Getty endeavors to ensure that each officer's compensation is based on his or her ability, effort and achievement. In addition to the base salary program, Getty has a discretionary bonus plan that is administered by the Compensation Committee in light of Getty's focus on managing its portfolio of gasoline service stations, terminals and related properties while minimizing expenses. Executive officers' base salaries increased modestly at the end of the fiscal year.

STOCK OPTIONS

     Stock options are granted to encourage and facilitate personal stock ownership by the directors, executives and certain other key employees and thus strengthen their personal commitment to Getty and provide a longer-term perspective to their managerial responsibilities. The stock option portion of the compensation program directly links the executive's interests with those of the stockholders. The Compensation Committee's policy is to grant stock option awards based on individual performance and the potential to contribute to the future success of Getty. In November 2002, stock options were awarded to certain employees and directors. No options were granted to Mr. Liebowitz, who has not, to date, participated in the Stock Option Plan.

     The Compensation Committee believes that the three components described above provide compensation that is competitive with that offered by other corporations, and effectively links executive and stockholder interests through varied plans that are structured to coincide with the long-term vision of Getty.

     Section 162(m) of the Code denies publicly-held corporations the federal income tax deduction for compensation in excess of $1.0 million paid to its chief executive officer and four other most highly compensated officers during a fiscal year unless the compensation is "performance-based". It is our policy to take this rule into account in setting the compensation of such executives. In addition to salaries and bonuses, compensation income recognized upon the exercise of stock options may represent compensation subject to the Section 162(m) limitation. Although it is possible that in any given year some portion of the compensation paid to an executive will not be tax deductible under
Section 162(m), the Stock Option Plan has been designed so that option grants may be performance-based and thus exempt from the Section 162(m) deduction limits. At this time the salaries and bonuses paid to our executives and officers are not otherwise affected by the Section 162(m) limitations on deductibility. In the event that the compensation of our executives were to approach the Section 162(m) limitations in the future, the Compensation Committee will consider such limitations in determining an executive's total compensation.

     The report of the Compensation Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.
                                          Compensation and Stock Option
                                          Committee:

                                          Warren Wintrub (Chairman)
                                          Milton Cooper
                                          Leo Liebowitz
                                          Howard Safenowitz

                         REPORT OF THE AUDIT COMMITTEE

To Our Stockholders:

     This report addresses Getty's compliance with existing SEC and the New York Stock Exchange rules designed to enhance audit committee effectiveness, to improve public disclosure about the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies.

INDEPENDENCE

     The Board of Directors has determined that each of the Audit Committee members are "independent" as such term is presently defined in the NYSE Rules.

AUDIT COMMITTEE CHARTER

     At the Audit Committee Meeting held on March 23, 2000, the Audit Committee adopted a written Charter, which was approved by Getty's Board of Directors. The Charter is annexed to this Proxy Statement as Appendix A.

FINANCIAL STATEMENTS

     With regard to our audited financial statements, the Audit Committee has:

     (1) reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers L.L.P.;

     (2) discussed with PricewaterhouseCoopers L.L.P., our independent auditors, the matters required by SAS 61, as may be modified or supplemented;

     (3) (a) received the written disclosures and the letter from PricewaterhouseCoopers L.L.P. required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, (b) discussed with PricewaterhouseCoopers L.L.P. their independence, and (c) concluded that the provision of those services other than audit services by PricewaterhouseCoopers L.L.P. is compatible with maintaining their independence; and

     (4) based upon the review and discussions set forth in paragraphs (1) through (3) above, recommended to Getty's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     The Audit Committee Chairman and one or more of the other Audit Committee members, prior to filing with the SEC each of the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2002, reviewed with the Company's management and PricewaterhouseCoopers L.L.P. the Company's interim financial results to be included in such report and the matters required to be discussed by SAS 61.

     The report of the Audit Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.

                                          Audit Committee:

                                          Philip Coviello (Chairman)
                                          Milton Cooper
                                          Warren Wintrub

                            STOCK PERFORMANCE GRAPH
                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*

                      GETTY (GTY), S&P 500, AND PEER GROUP
                     (Performance results through 12/31/02)

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on Getty Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Peer Group for the period of five years ended December 31, 2002.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                               1997       1998      1999      2000      2001      2002
-----------------------------------------------------------------------------------------------------------
 Getty Realty Corp.                           $100.00     67.71     53.45     75.77    125.70    137.42
-----------------------------------------------------------------------------------------------------------
 Standard & Poor's 500                        $100.00    128.40    154.44    138.78    120.68     92.48
-----------------------------------------------------------------------------------------------------------
 Peer Group                                   $100.00     90.93     76.06     91.63    129.23    162.30
-----------------------------------------------------------------------------------------------------------

Assumes $100 invested at the close of trading on 12/31/97 in Getty Common Stock, Standard & Poor's 500, and Peer Group.
*Cumulative total return assumes reinvestment of dividends, and in the case of Getty includes (i) a special dividend relating to the Marketing spin-off and
(ii) the special one-time earnings and profits distribution made in August 2001.

     Getty has chosen as its Peer Group the following companies: Commercial Net Lease Realty, Inc., U.S. Restaurant Properties, Inc., Realty Income Corp. and Hospitality Property Trust. We have chosen these companies as our Peer Group because a substantial segment of each of their businesses is as a real estate company that owns and leases commercial properties. For 2002, we have included Hospitality Property Trust in our Peer Group in lieu of FFP Partners, LP because FFP Partners, LP was delisted from the American Stock Exchange in October 2002 and its market capitalization is not comparable.

     The Stock Performance Graph should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this graph by reference, and should not otherwise be deemed filed under such Acts.

     We cannot assure you that Getty stock performance will continue in the future with the same or similar trends depicted in the graph above. We do not make or endorse any predictions as to future stock performance.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Pursuant to the direction of the Board of Directors, on February 20, 2003, the Audit Committee recommended the appointment of the firm of PricewaterhouseCoopers L.L.P., subject to ratification by the stockholders at the Annual Meeting, to audit the accounts of Getty with respect to our operations for the fiscal year ending December 31, 2003 and to perform such other services as may be required. Should this firm of auditors be unable to perform these services for any reason, the Board of Directors will appoint other independent auditors to perform these services. A majority of votes cast at the meeting is necessary to ratify the appointment of the independent auditors.

     The fees paid to PricewaterhouseCoopers L.L.P., our principal auditors, during fiscal 2002 were as follows:

Audit Fees(1)                                                   $113,560
Financial Information Systems Design and Implementation Fees        None
All Other Fees(2)                                               $116,890

     -----------------------------------
     (1) Includes the aggregate fees billed for professional services rendered by PricewaterhouseCoopers L.L.P. for the audit of the Company's annual financial statements for fiscal 2002 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2002.

     (2) Includes the aggregate fees billed during fiscal 2002 for all services rendered by PricewaterhouseCoopers L.L.P., other than fees for the services which must be reported under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," including $92,320 in fees for corporate tax return preparation and tax consulting regarding REIT compliance and $24,570 in fees for due diligence review and tax consulting regarding potential acquisitions.

     Representatives of the firm of PricewaterhouseCoopers L.L.P. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

     The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of PricewaterhouseCoopers L.L.P. as Getty's independent public auditors for the fiscal year ending December 31, 2003.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, Getty's executive officers and directors are required to file reports of ownership and changes in ownership of Getty equity securities with the SEC and the New York Stock Exchange. Copies of these reports are required to be furnished to us. Based on our review of the Forms 3 and 4 that we received during fiscal 2002 and of the Forms 5 that we received with respect to fiscal 2002, Getty believes that during fiscal 2002 all of our executive officers and directors complied with the Section 16(a) requirements.

                                 OTHER MATTERS

     Management does not know of any matters, other than those referred to above, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting, or any adjournment or adjournments thereof, we intend to cast votes pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

     The proxy may be revoked at any time prior to its exercise. Brokerage houses and other custodians will be requested to forward solicitation material to beneficial owners of stock that they hold of record. We will reimburse brokerage houses, banks and custodians for their out-of-pocket expenses in forwarding proxy material to the beneficial owners. The cost of this solicitation, which will be effected by mail, will be borne by us.
April 4, 2003                           By Order of the Board of Directors,

                                   /s/ Randi Young Filip
                                        Randi Young Filip
                                        Vice President, General Counsel and
                                        Corporate Secretary

                                   APPENDIX A

                               GETTY REALTY CORP.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE

     The Audit Committee (the "Committee") is appointed by the Board of Directors of the Company (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

     - Oversee management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls.

     - Monitor the independence and performance of the Company's outside auditors.

     - Provide an avenue of communication among the outside auditors, management and the Board.

     The Committee has the authority to conduct any investigation to enable it to fulfill its responsibilities. It shall have direct access to all Company personnel and to the outside auditors and the power to retain independent counsel, accountants and others to assist the Committee.

II. COMPOSITION AND MEETINGS

     The Committee's composition shall meet the eligibility requirements of the Audit Committee Policy of the New York Stock Exchange. The Committee shall meet at least annually and shall be comprised of not less than three directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If a Committee Chair is not designated by the Board or present at a meeting, the members of the Committee may designate a Chair by majority vote of the members of the Committee who are present. A majority of the members of the Committee shall constitute a quorum.

III. RESPONSIBILITIES AND DUTIES

     The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work. The Committee's specific responsibilities are as follows:

     1. The Committee shall review with management and the outside auditors, the audited financial statements to be included in the Company's Annual Report on Form 10-K prior to filing with the Securities and Exchange Commission ("SEC"), or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K, and review and consider with the outside auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61. The Committee shall review with management and the outside auditors any impact on the financial statements of any new or proposed changes in accounting principles or legal or regulatory requirements.

     2. The Committee or the Committee Chair, prior to filing of each quarterly report on Form 10-Q with the SEC, shall review with management and the outside auditors the Company's interim financial results to be included in such report, and the matters required to be discussed by SAS No. 61.

     3. The Committee shall discuss with management and the outside auditors the quality, appropriateness and adequacy of the Company's internal controls and accounting principles applied in its financial reporting. The Committee will meet separately with the chief executive and chief financial officers of the Company at least annually to review the financial affairs of the Company. The Committee will meet with the outside auditors of the Company at such time as it deems appropriate to review the outside auditors' examination and management report, and may do so in executive session if deemed appropriate.

     4. The outside auditors are ultimately accountable to the Committee and the Board. In connection therewith, the Committee shall:

        - Request from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1.

        - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence.

        - Recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

     5. The Committee shall review and evaluate the independence, performance and compensation of the outside auditors and annually recommend to the Board the appointment of the outside auditors or approve any discharge or replacement of the outside auditors should circumstances warrant.

     6. The Committee shall review and reassess the adequacy of this Charter at least annually. The Charter shall be submitted to the Board for approval and shall be published in accordance with SEC regulations.

     7. The Committee shall provide to the New York Stock Exchange on an annual basis a written affirmation regarding the independence of the Committee members, the financial literacy of the members, that at least one member has accounting or related financial management expertise, and that the Committee has performed a review of the Audit Committee Charter.

     8. The Committee shall submit a report to shareholders for inclusion in the Company's annual proxy statement as required by SEC rules.

     9. In addition to the above responsibilities, the Committee will undertake such other duties as the Board delegates to it, and will report at least annually to the Board regarding the Committee's examinations and recommendations.

IV. REPORTS AND MINUTES

     1. The Committee will maintain written minutes of its meetings that will be filed with the minutes of the meetings of the Board.

     2. The Committee will report periodically to the Board regarding the Committee's activities, which will be incorporated as a part of the minutes of the Board meeting at which those activities are presented.

[X]  PLEASE MARK VOTES                                         REVOCABLE PROXY
     AS IN THIS EXAMPLE                                       GETTY REALTY CORP.                                     With-   For All
                                                                          1. ELECTION OF DIRECTORS.            For   hold    Except
                ANNUAL MEETING OF STOCKHOLDERS                               FOR all nominess listed (except
                        MAY 15, 2003                                         as marked to the contrary below)  [ ]    [ ]     [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                  NOMINEES: M. COOPER, P. COVIELLO, L. LIEBOWITZ,
     The undersigned stockholder of Getty Realty Corp. hereby        C                 H. SAFENOWITZ, W. WINTRUB
constitutes and appoints LEO LIEBOWITZ and THOMAS STIRNWEIS, and     O
each of them, the true and lawful attorneys, agents and proxies      M       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
of the under-signed, each with full power of substitution, to        M       INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"AND WRITE
vote at the meeting, (or if only one shall be present and acting     O       THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
at the meeting then that one,) all of the common shares of stock     M
of the corporation that the undersigned would be entitled, if                ------------------------------------------------------
personally present, to vote at the annual meeting of stockholders                                            For   Against  Abstain
of the corporation to be held at 270 Park Avenue, 11th Floor, New         2. The ratification of the
York, New York, on May 15, 2003, and at any adjournments thereof.            appointment of                  [ ]     [ ]      [ ]
                                                                             PricewaterhouseCoopers
                                                                             L.L.P. as independent auditors
                                                                             for the Company for the fiscal
                                                                             year ended December 31, 2003.

                                                                          3. In their discretion, the Proxies are authorized to
                                                                             vote upon such other business as may properly come
                                                                             before the meeting.

                                                                             Receipt is acknowledged of notice and proxy statement
                                                                          for the foregoing meeting and of annual report to
                                                                          stockholders for the fiscal year ended December 31, 2002.


                                       -------------------------
    Please be sure to sign and date      Date                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
    this Proxy in the box below.                                          MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF
----------------------------------------------------------------          NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
                                                                          ITEMS 1 AND 2.


----- Stockholder sign above----Co-holder (if any) sign above---

-----------------------------------------------------------------------------------------------------------------------------------
                            /\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\


                               GETTY REALTY CORP.

                 125 Jericho Tpke., Suite 103, Jericho, NY 11753

--------------------------------------------------------------------------------
   Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other duly authorized officer. If a partnership, please sign in partnership name by authorized officer.

       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-----------------------------------------

-----------------------------------------

-----------------------------------------

[X]  PLEASE MARK VOTES                                         REVOCABLE PROXY
     AS IN THIS EXAMPLE                                       GETTY REALTY CORP.                                     With-   For All
                                                                          1. ELECTION OF DIRECTORS.            For   hold    Except
                ANNUAL MEETING OF STOCKHOLDERS                               FOR all nominess listed (except
                        MAY 15, 2003                                         as marked to the contrary below)  [ ]    [ ]     [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                  NOMINEES: M. COOPER, P. COVIELLO, L. LIEBOWITZ,
     The undersigned stockholder of Getty Realty Corp. hereby        P                 H. SAFENOWITZ, W. WINTRUB
constitutes and appoints LEO LIEBOWITZ and THOMAS STIRNWEIS, and     R
each of them, the true and lawful attorneys, agents and proxies      E       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
of the under-signed, each with full power of substitution, to        F       INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"AND WRITE
vote at the meeting, (or if only one shall be present and acting     E       THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
at the meeting then that one,) all of the preferred shares of stock  R
of the corporation that the undersigned would be entitled, if        R       ------------------------------------------------------
personally present, to vote at the annual meeting of stockholders    E                                       For   Against  Abstain
of the corporation to be held at 270 Park Avenue, 11th Floor, New    D    2. The ratification of the
York, New York, on May 15, 2003, and at any adjournments thereof.            appointment of                  [ ]     [ ]      [ ]
                                                                             PricewaterhouseCoopers
                                                                             L.L.P. as independent auditors
                                                                             for the Company for the fiscal
                                                                             year ended December 31, 2003.

                                                                          3. In their discretion, the Proxies are authorized to
                                                                             vote upon such other business as may properly come
                                                                             before the meeting.

                                                                             Receipt is acknowledged of notice and proxy statement
                                                                          for the foregoing meeting and of annual report to
                                                                          stockholders for the fiscal year ended December 31, 2002.


                                       -------------------------
    Please be sure to sign and date      Date                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
    this Proxy in the box below.                                          MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF
----------------------------------------------------------------          NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
                                                                          ITEMS 1 AND 2.


----- Stockholder sign above----Co-holder (if any) sign above---

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                            /\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\


                               GETTY REALTY CORP.

                 125 Jericho Tpke., Suite 103, Jericho, NY 11753

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   Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other duly authorized officer. If a partnership, please sign in partnership name by authorized officer.

       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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